UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 30, 2006
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ninth Supplemental Indenture
Tenth Supplemental Indenture
Exchange and Registration Rights Agreement
Exchange and Registration Rights Agreement

Item 1.01. Entry into a Material Definitive Agreement
     Purchase Agreement. On October 23, 2006, Plains All American Pipeline, L.P. (the “Partnership”), PAA Finance Corp. (“PAA Finance” and together with the Partnership, the “Issuers”) and certain subsidiary guarantors, entered into a Purchase Agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc. and UBS Securities LLC, each acting on behalf of itself and acting together as the representatives of Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., SunTrust Capital Markets, Inc., Fortis Securities LLC, Scotia Capital (USA) Inc., Comerica Securities, Inc., Commerzbank Capital Markets Corp., Daiwa Securities America Inc., DnB NOR Markets, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mitsubishi UFJ Securities International plc, Piper Jaffray & Co., RBC Capital Markets Corporation, SG Americas Securities, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC (collectively, the “Initial Purchasers”), to sell $400 million aggregate principal amount of 6.125% Senior Notes due 2017 (the “2017 Notes”) and $600,000,000 aggregate principal amount of 6.650% Notes due 2037 (the “2037 Notes” and together with the 2017 Notes, the “Notes”) in accordance with a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Offering”).
     Ninth and Tenth Supplemental Indentures. On October 30, 2006, in connection with the issuance of the 2017 Notes and 2037 Notes, the Issuers and certain subsidiary guarantors entered into the Ninth and Tenth Supplemental Indentures, respectively, each dated as of October 30, 2006 (the “Supplemental Indentures”), to the Indenture, dated as of September 25, 2002 (the “Original Indenture,” together with the Supplemental Indentures, the “Indenture”), with U.S. Bank National Association, as successor Trustee. The material terms of the 2017 Notes and the 2037 Notes issued under the Supplemental Indentures are described below in Item 2.03.
     Registration Rights Agreements. On October 30, 2006, the Issuers and certain subsidiary guarantors entered into Exchange and Registration Rights Agreements with the Initial Purchasers providing the holders of the 2017 Notes and the 2037 Notes certain rights relating to registration of the 2017 Notes and the 2037 Notes under the Securities Act. The material terms of the exchange offers are described below in Item 2.03.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information set forth in Item 1.01 is incorporated herein by reference.
     On October 30, 2006 the Issuers offered and sold to the Initial Purchasers $400 million aggregate principal amount of 2017 Notes and $600 million aggregate principal amount of 2037 Notes.
     The Notes will be general senior unsecured obligations of the Issuers and will rank equally with the existing and future senior indebtedness of the Issuers. Initially, all payments with respect to the Notes (including principal and interest) will be fully and unconditionally guaranteed, jointly and severally, by substantially all of the Partnership’s existing subsidiaries. In the future, the subsidiaries that guarantee other indebtedness of the Issuers or another subsidiary of the Partnership must also guarantee the Notes. The guarantees are also subject to release in certain circumstances. The guarantees are general unsecured obligations of the subsidiary guarantors and rank equally with the existing and future senior indebtedness of the subsidiary guarantors.
     Interest on the Notes will accrue from October 30, 2006 and will be payable semi-annually in arrears on January 15 and July 15 of each year, commencing July 15, 2007. Interest will be payable to the holders of record at the close of business on the January 1 and July 1 preceding such interest payment dates. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.
     The Issuers may redeem the Notes, in whole or in part, at any time and from time to time at a price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis at the adjusted treasury rate plus 25 basis points in the case of the 2017 Notes and 30 basis points in the case of the 2037 Notes, in each case with accrued interest to the date of redemption.

     The Indenture contains covenants that limit the Partnership and its subsidiaries from creating liens on its or their principal properties to secure debt and from engaging in certain sale-leaseback transactions. The Indenture also limits the Issuers’ ability to engage in certain mergers, consolidations and sales of properties or assets.
     Upon the occurrence of the earlier of the following two events (the “Special Mandatory Redemption Trigger Event”), the Issuers will redeem all of the Notes (the “Special Mandatory Redemption”) at a redemption price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to the mandatory redemption date:
•	February 15, 2007 if the Partnership’s merger with Pacific Energy Partners, L.P. has not been consummated by such date; or

•	the termination of the Partnership’s merger agreement with Pacific Energy Partners, L.P.
     Within ten days of the occurrence of the Special Mandatory Redemption Trigger Event, notice of the Special Mandatory Redemption will be mailed by first-class mail to each holder of a Note at its registered address, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger Event has occurred and that all the Notes will be redeemed on the redemption date set forth in such notice (which shall be no earlier than 15 days and no later than 30 days from the date such notice is mailed).
     Certain provisions relating to the Issuers’ obligation to redeem Notes in a Special Mandatory Redemption may not be waived or modified without the written consent of the holders of all the Notes.
     Upon a continuing event of default, the trustee or the holders of 25% principal amount of the then-outstanding Notes may declare all the Notes immediately due and payable, except that a default resulting from the Issuers’ entry into a bankruptcy, insolvency or reorganization will automatically cause all outstanding Notes to become due and payable. Each of the following shall constitute an event of default under the Indenture with respect to each series of Notes:
•	default in payment when due of the principal of or any premium on any Note of that series at maturity, upon redemption or otherwise;

•	default for 60 days in the payment when due of interest on any Note of that series;

•	failure by the Issuers or, so long as the Notes are guaranteed by a subsidiary guarantor, by such subsidiary guarantor, for 30 days after receipt of notice from the trustee or the holders to comply with any other term, covenant or warranty in the Indenture or the Notes of that series (provided that notice need not be given, and an Event of Default will occur, 30 days after any breach of the covenants described in the Indenture);

•	default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any debt for money borrowed of the Issuers or any of the subsidiaries of the Partnership (or the payment of which is guaranteed by the Partnership or any of its subsidiaries), whether such debt or guarantee now exists or is created after the Issue Date, if (a) that default (x) is caused by a failure to pay principal of or premium, if any, or interest on such debt prior to the expiration of any grace period provided in such debt (a “Payment Default”), or (y) results in the acceleration of the maturity of such debt to a date prior to its originally stated maturity, and, (b) in each case described in clause (x) or (y) above, the principal amount of any such debt, together with the principal amount of any other such debt under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $25 million or more; provided that if any such default is cured or waived or any such acceleration rescinded, or such debt is repaid, within a period of 30 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default and any consequential acceleration of the Notes shall be automatically rescinded, so long as such rescission does not conflict with any judgment or decree;

•	specified events in bankruptcy, insolvency or reorganization of the Issuers or, so long as the Notes of that series are guaranteed by a subsidiary guarantor, by such subsidiary guarantor;

•	so long as the Notes of that series are guaranteed by a subsidiary guarantor:

	•	the guarantee by such subsidiary guarantor ceases to be in full force and effect, except as otherwise provided in the Indenture;

	•	the guarantee by such subsidiary guarantor is declared null and void in a judicial proceeding; or

	•	such subsidiary guarantor denies or disaffirms its obligations under the Indenture or its guarantee.
     The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
     The terms of the Exchange and Registration Rights Agreements described in Item 1.01 above require the Issuers to register under the Securities Act exchange notes (and related guarantees) having substantially identical terms as the Notes (and related guarantees), and to complete offers to exchange such exchange notes for the Notes of the same series. If an exchange offer cannot be effected, the Issuers have agreed to file and keep effective a shelf registration statement for resale of the Notes. Failure of the Issuers to comply with the registration and exchange requirements set forth in the Exchange and Registration Rights Agreements will require the Issuers to pay additional interest semi-annually, over and above the stated interest rate on the Notes, in an amount not to exceed a rate of 0.50% per year.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit 4.1	Ninth Supplemental Indenture, dated as of October 30, 2006, to Indenture, dated as of September 25, 2002, among Plains All American Pipeline, L.P., PAA Finance Corp. and subsidiary guarantors signatory thereto and U.S. Bank National Association, as trustee.

Exhibit 4.2	Tenth Supplemental Indenture, dated as of October 30, 2006, to Indenture, dated as of September 25, 2002, among Plains All American Pipeline, L.P., PAA Finance Corp. and subsidiary guarantors signatory thereto and U.S. Bank National Association, as trustee.

Exhibit 4.3	Exchange and Registration Rights Agreement dated as of October 30, 2006, among Plains All American Pipeline, L.P., PAA Finance Corp., Plains Marketing, L.P., Plains Pipeline, L.P., Plains Marketing GP Inc., Plains Marketing Canada LLC, PMC (Nova Scotia) Company, Plains Marketing Canada, L.P., Basin Holdings GP LLC, Basin Pipeline Holdings, L.P., Rancho Holdings GP LLC, Rancho Pipeline Holdings, L.P., Plains LPG Services GP LLC, Plains LPG Services, L.P., Lone Star Trucking, LLC, Plains Marketing International GP LLC, Plains LPG Marketing, L.P., Plains Marketing International, L.P., Citigroup Global Markets Inc., UBS Securities LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., SunTrust Capital Markets, Inc., Fortis Securities LLC, Scotia Capital (USA) Inc., Comerica Securities, Inc., Commerzbank Capital Markets Corp., Daiwa Securities America Inc., DnB NOR Markets, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mitsubishi UFJ Securities International plc, Piper Jaffray & Co., RBC Capital Markets Corporation, SG Americas Securities, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC relating to the 2017 Notes.

Exhibit 4.4	Exchange and Registration Rights Agreement dated as of October 30, 2006, among Plains All American Pipeline, L.P., PAA Finance Corp., Plains Marketing, L.P., Plains Pipeline, L.P., Plains Marketing GP Inc., Plains Marketing Canada LLC, PMC (Nova Scotia) Company, Plains Marketing Canada, L.P., Basin Holdings GP LLC, Basin Pipeline Holdings, L.P., Rancho Holdings GP LLC, Rancho Pipeline Holdings, L.P., Plains LPG Services GP LLC, Plains LPG Services, L.P., Lone Star Trucking, LLC, Plains Marketing International GP LLC, Plains LPG Marketing, L.P., Plains Marketing International, L.P., Citigroup Global Markets Inc., UBS Securities LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., SunTrust Capital Markets, Inc., Fortis Securities LLC, Scotia Capital (USA) Inc., Comerica Securities, Inc., Commerzbank Capital Markets Corp., Daiwa Securities America Inc., DnB NOR Markets, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mitsubishi UFJ Securities International plc, Piper Jaffray & Co., RBC Capital Markets Corporation, SG Americas Securities Inc. and Wells Fargo Securities, LLC relating to the 2037 Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	Plains AAP, L.P., its general partner

	By:	Plains All American GP LLC, its general partner

		By:	/s/ Tim Moore

		Name:	Tim Moore
		Title:	Vice President
October 30, 2006

EXHIBIT INDEX

Exhibit 4.1	Ninth Supplemental Indenture, dated as of October 30, 2006, to Indenture, dated as of September 25, 2002, among Plains All American Pipeline, L.P., PAA Finance Corp. and subsidiary guarantors signatory thereto and U.S. Bank National Association, as trustee.

Exhibit 4.2	Tenth Supplemental Indenture, dated as of October 30, 2006, to Indenture, dated as of September 25, 2002, among Plains All American Pipeline, L.P., PAA Finance Corp. and subsidiary guarantors signatory thereto and U.S. Bank National Association, as trustee.

Exhibit 4.3	Exchange and Registration Rights Agreement dated as of October 30, 2006, among Plains All American Pipeline, L.P., PAA Finance Corp., Plains Marketing, L.P., Plains Pipeline, L.P., Plains Marketing GP Inc., Plains Marketing Canada LLC, PMC (Nova Scotia) Company, Plains Marketing Canada, L.P., Basin Holdings GP LLC, Basin Pipeline Holdings, L.P., Rancho Holdings GP LLC, Rancho Pipeline Holdings, L.P., Plains LPG Services GP LLC, Plains LPG Services, L.P., Lone Star Trucking, LLC, Plains Marketing International GP LLC, Plains LPG Marketing, L.P., Plains Marketing International, L.P., Citigroup Global Markets Inc., UBS Securities LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., SunTrust Capital Markets, Inc., Fortis Securities LLC, Scotia Capital (USA) Inc., Comerica Securities, Inc., Commerzbank Capital Markets Corp., Daiwa Securities America Inc., DnB NOR Markets, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mitsubishi UFJ Securities International plc, Piper Jaffray & Co., RBC Capital Markets Corporation, SG Americas Securities, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC relating to the 2017 Notes.

Exhibit 4.4	Exchange and Registration Rights Agreement dated as of October 30, 2006, among Plains All American Pipeline, L.P., PAA Finance Corp., Plains Marketing, L.P., Plains Pipeline, L.P., Plains Marketing GP Inc., Plains Marketing Canada LLC, PMC (Nova Scotia) Company, Plains Marketing Canada, L.P., Basin Holdings GP LLC, Basin Pipeline Holdings, L.P., Rancho Holdings GP LLC, Rancho Pipeline Holdings, L.P., Plains LPG Services GP LLC, Plains LPG Services, L.P., Lone Star Trucking, LLC, Plains Marketing International GP LLC, Plains LPG Marketing, L.P., Plains Marketing International, L.P., Citigroup Global Markets Inc., UBS Securities LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., SunTrust Capital Markets, Inc., Fortis Securities LLC, Scotia Capital (USA) Inc., Comerica Securities, Inc., Commerzbank Capital Markets Corp., Daiwa Securities America Inc., DnB NOR Markets, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Mitsubishi UFJ Securities International plc, Piper Jaffray & Co., RBC Capital Markets Corporation, SG Americas Securities Inc. and Wells Fargo Securities, LLC relating to the 2037 Notes.